SCHEDULE OF COMPONENTS OF NET DEFERRED TAX ASSETS AND LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Stock-based compensation	$ 1,438	$ 2,575
Assets	1,304	2,752
Liability accruals	324	323
R&D Credit	1,372	1,372
Capital Loss	528	528
Deferred state tax	(2,065)	(2,146)
Net operating loss carry forward	10,489	53,456
Total gross deferred tax assets	13,390	58,860
Less - valuation allowance	(13,390)	(58,860)
Net deferred tax assets